UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

KINETA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
7683 SE 27th Street, Suite 481
Mercer Island, WA		98040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 378-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
Common Stock, par value $0.001 per share	KA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Press Release

On March 12, 2024, Kineta, Inc. (“Kineta” or the “Company”) issued a press release, announcing an update on its ongoing VISTA-101 Phase 1/2 clinical trial evaluating KVA12123, the Company’s VISTA blocking immunotherapy, in patients with advanced solid tumors. A copy of the press release is attached hereto as Exhibit 99.1.

Corporate Presentation

On March 12, 2024, the Company updated its corporate presentation (the “Corporate Presentation”), which it intends to use at various meetings with investors, investment banks and investment bank analysts. The Corporate Presentation is attached hereto as Exhibit 99.2.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The Company is also filing this Current Report on Form 8-K to revise and supplement its risk factors, including those contained in its Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023 (the “Annual Report”) and Quarterly Reports on Form 10-Q filed with the SEC on May 11, 2023, August 11, 2023 and November 3, 2023 (collectively, the “Quarterly Reports”). The risk factors below should be considered together with the other risk factors described in the Annual Report and the Quarterly Reports, as well as discussions of potential risks, uncertainties and other important factors in Kineta’s subsequent filings with the SEC.

Risks Related to Strategic Alternative Process, Potential Strategic Transaction, and Financial Position

Kineta has decided to seek a strategic transaction, and there is no guarantee that this strategic path will be successful.

Kineta is exploring strategic alternatives. The alternatives to be considered may include, but are not limited to, sale of assets of the Company, a sale of the Company, licensing of assets, a merger, liquidation or other strategic action. Kineta has and expects to continue to devote substantial time and resources to exploring such strategic alternatives; however, there is no set time frame and there can be no assurance that such activities will result in any agreements or transactions that will enhance stockholder value. Evaluating a strategic alternative may divert the attention of the Company’s management from ordinary operating matters. The identification, negotiation, and completion of any such transaction may also require more time and cash resources than Kineta anticipates. In addition, potential strategic alternatives that require stockholder approval may not be approved by Kineta’s stockholders.

There can be no assurance that Kineta’s process to identify and evaluate potential strategic alternatives will result in any definitive offer to consummate a strategic transaction, or if made that the terms thereof will be acceptable to Kineta. If any definitive offer to consummate a strategic transaction is received, there can be no assurance that a definitive agreement will be executed or that, if a definitive agreement is executed, the transaction will be consummated. In addition, there can be no assurance that any transaction, involving the Company and/or its assets, that is consummated would enhance stockholder value.

If Kineta is successful in completing a strategic transaction, it may be exposed to other operational and financial risks, including increased near-term or long-term expenditures, exposure to unknown liabilities, incurrence of substantial debt, higher-than-expected acquisition and integration costs, write-downs of assets or impairment charges, increased amortization expenses, difficulty and cost in combining the operations and personnel of any merged businesses with Kineta’s operations and personnel, impairment of relationships with key suppliers or customers of any acquired businesses due to changes in management and ownership, and inability to retain key employees of the Company or any acquired businesses. If a strategic transaction is not completed, Kineta may be subject to a number of material risks or suffer a number of consequences that may adversely affect its business, financial results, and operations.

If Kineta is unable to successfully complete a strategic transaction, Kineta may be forced to cease operations altogether or file for bankruptcy protection.

There can be no assurance that any of Kineta’s plans will be successful or that additional capital will be available to Kineta on reasonable terms, or at all, when needed or that Kineta will successfully complete a strategic transaction. If Kineta does not obtain governmental approval for its products, or if, subject to receiving marketing approvals, it is unsuccessful in its commercial efforts to sell its products,

Kineta’s business would experience significant harm. If Kineta is unable to obtain sufficient additional capital or to conclude a successful strategic transaction, Kineta may be forced to defer, reduce or eliminate significant planned expenditures, dispose of technology or assets including intangible assets, conclude a strategic transaction that is unfavorable to stockholders, enter into arrangements that may require Kineta to relinquish rights to certain of its products or product candidates, technologies or potential markets, delay or stop ongoing clinical trials, cease operations altogether or file for bankruptcy protection.

Kineta’s Board of Directors (the “Board”) remains dedicated to diligently deliberating upon and making informed decisions that the directors believe are in the best interests of the Company and its stockholders. There can be no assurance, however, that the Company’s current strategic direction, or the Board’s evaluation of strategic alternatives, will result in any initiatives, agreements, transactions or plans that will further enhance stockholder value.

In addition, given the current restructuring of Kineta’s operations and recent reduction in force, it may be difficult to evaluate the Company’s current business and future prospects on the basis of historical operating performance.

Kineta may not realize any additional value in a strategic transaction.

Potential counterparties in a strategic transaction involving Kineta may place minimal or no value on the Company’s assets. Further, the development and any potential commercialization of Kineta’s product candidates will require substantial additional cash to fund the costs associated with conducting the necessary preclinical and clinical testing and obtaining regulatory approval. Consequently, any potential counterparty in a strategic transaction involving the Company may choose not to spend additional resources for the development of Kineta’s product candidates and may attribute little or no value, in such a transaction, to those product candidates.

If Kineta is successful in completing a strategic transaction, it may be exposed to other operational and financial risks.

Although there can be no assurance that a strategic transaction will result from the process Kineta has undertaken to identify and evaluate strategic alternatives, the negotiation and consummation of any such transaction will require significant time on the part of the Company’s management, and the diversion of management’s attention may disrupt the Company’s business. The negotiation and consummation of any such transaction may also require more time or greater cash resources than Kineta anticipates and expose the Company to other operational and financial risks, including:

o
inability to retain key employees of the Company or any merged business;

o
increased near-term and long-term expenditures;

o
exposure to unknown liabilities;

o
higher than expected acquisition or integration costs;

o
incurrence of substantial debt or dilutive issuances of equity securities to fund future operations;

o
write-downs of assets or incurrence of non-recurring, impairment or other charges;

o
increased amortization expenses;

o
difficulty and cost in combining the operations and personnel of any acquired business with its operations and personnel;

o
impairment of relationships with key suppliers or customers of any acquired business due to changes in management and ownership; and

o
possibility of future litigation.

Any of the foregoing risks could have a material adverse effect on Kineta’s business, financial condition and prospects.

Kineta may not fully realize the expected cost savings and/or operating efficiencies from its restructuring activities and its ability to consummate a strategic transaction depends on its ability to retain its employees required to consummate such transaction.

On February 29, 2024, Kineta announced that it had completed a review of its business, including the status of its programs, resources and capabilities. Following this review, Kineta determined that it would implement a significant corporate restructuring to substantially reduce expenses and preserve cash. The restructuring includes a reduction in its workforce by approximately 64% and the termination of enrollment of new patients in its ongoing VISTA-101 Phase 1/2 clinical trial evaluating KVA12123 in patients with advanced solid tumors. Patients currently enrolled in the trial will be permitted to continue to participate. The Company made this decision, in part, because certain investors have indicated they will not be able to consummate the previously disclosed second tranche of the Company’s contemplated private placement in April 2024 (the “Private Placement”).

The Company believes these changes were needed to streamline its organization and reallocate its resources to better align with its current strategic goals, including its current focus on pursuing strategic alternatives. However, these expense reduction measures have and may continue to yield unintended consequences and costs, such as the loss of institutional knowledge and expertise, attrition beyond the Company’s intended reductions in workforce, a reduction in morale among its remaining employees, and the risk that the Company may not achieve the anticipated benefits, all of which may have an adverse effect on the Company’s results of operations or financial condition.

Kineta’s ability to consummate a strategic transaction depends upon its ability to retain its employees required to consummate such a transaction, the loss of whose services may adversely impact the ability to consummate such transaction. There is no set timetable for the process Kineta has initiated to explore strategic alternatives and there can be no assurance that this process will result in the Company pursuing a transaction or that any transaction, if pursued, will be completed on attractive terms. If the Company is unable to complete a transaction, it may be required to seek a reorganization, liquidation or other restructuring. In addition, Kineta’s cash conservation activities, as well as the announcement that the Company is seeking strategic alternatives, may yield unintended consequences, such as attrition beyond its planned reductions in workforce that took place during the first quarter of 2024 and reduced employee morale, which may cause remaining employees to seek alternative employment. Kineta’s ability to successfully complete a strategic transaction depends in large part on its ability to retain certain of its remaining personnel. If the Company is unable to successfully retain its remaining personnel, it is at risk of a disruption to its exploration and consummation of a strategic alternative as well as business operations.

Kineta may become involved in securities litigation that could divert management’s attention and harm the Company’s business, and insurance coverage may not be sufficient to cover all costs and damages.

In the past, securities litigation has often followed certain significant business transactions, such as the sale of a company or announcement of any other strategic transaction. The Company may be exposed to such litigation even if no wrongdoing occurred. Litigation is usually expensive and diverts management’s attention and resources, which could adversely affect Kineta’s business and cash resources and Kineta’s ability to consummate a potential strategic transaction or the ultimate value its stockholders receive in any such transaction.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” and other similar words or expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to exploring strategic alternatives that may include sale of assets of the Company, a sale of the Company, a merger or other strategic action. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Such forward-looking statements are subject to a number of material risks and uncertainties including, but not limited to: Kineta’s ability to successfully initiate and complete clinical trials; the difficulty in predicting the time and cost of development of Kineta’s product candidates; Kineta’s plans to research, develop and commercialize its current and future product candidates, including, but not limited to, KVA12123; the timing and anticipated results of Kineta’s planned pre-clinical studies and clinical trials and the risk that the results of Kineta’s pre-clinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials; the timing of the availability of data from Kineta’s clinical trials; the timing of any planned investigational new drug application or new drug application; the risk of cessation or delay of any ongoing or planned clinical trials of Kineta or its collaborators; the clinical utility, potential benefits and market acceptance of Kineta’s product candidates; Kineta’s commercialization, marketing and manufacturing capabilities and strategy; developments and projections relating to Kineta’s competitors and its industry; the impact of government laws and regulations; the timing and outcome of Kineta’s planned interactions with regulatory authorities; Kineta’s ability to protect its intellectual property position; risks relating to volatility and uncertainty in the capital markets for biotechnology companies; availability of suitable third parties with which to conduct contemplated strategic transactions; whether Kineta will be able to pursue a strategic transaction, or whether any transaction, if pursued, will be completed on attractive terms or at all; whether Kineta’s cash resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital requirements; and those risks set forth under the caption “Risk Factors” in the Company’s Annual Report and Quarterly Reports as well as discussions of potential risks, uncertainties and other important factors in Kineta’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Except as required by law, Kineta undertakes no obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 12, 2024

99.2	Kineta, Inc. Corporate Presentation, dated March 12, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2024

Kineta, Inc.

By:	/s/ Craig Philips
Name:	Craig Philips
Title:	President